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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) December 30, 1998




                            COMMONWEALTH ENERGY SYSTEM
      (Exact name of registrant as specified in its Declaration of Trust)



                                     1-7316
                           (Commission File Number)



        Massachusetts                                   04-1662010
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.)



One Main Street, Cambridge, Massachusetts               02142-9150
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code    (617) 225-4000



                              (Not Applicable)
(Former name, address and fiscal year, if changed since last report)
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                          COMMONWEALTH ENERGY SYSTEM

Item 2.  Acquisition or Disposition of Assets

    On December 30, 1998, Commonwealth Energy System subsidiary companies Commonwealth Electric Company, Cambridge Electric Light Company and Canal Electric Company completed the sale of substantially all of their non-nuclear electric generation assets to affiliates of Southern Energy New England, L.L.C., a subsidiary of Southern Company, for approximately $462 million. These facilities represent 984 megawatts (mw) of electric capacity and have an approximate book value of $79 million. This transaction is an integral part of the system's comprehensive electric industry restructuring plan that was approved by the Massachusetts Department of Telecommunications and Energy
(DTE) and is consistent with the Electric Industry Restructuring Act that was passed by the Massachusetts legislature in November 1997.

    The plants sold include: Canal Unit 1 (566 mw) and a one-half interest in Canal Unit 2 (282.5 mw) located in Sandwich, MA and owned by Canal Electric; the Kendall Station facility (67 mw) and the adjacent Kendall Jets (46 mw), located in Cambridge, MA and owned by Cambridge Electric; five diesel generators (13.8 mw) in Oak Bluffs and West Tisbury on the island of Martha's Vineyard owned by Commonwealth Electric, and a 1.4 percent joint-ownership interest (8.9 mw) in Wyman Unit No. 4 located in Yarmouth, ME, also owned by Commonwealth Electric.

    A formal divestiture filing was submitted to the DTE and the Federal Energy Regulatory Commission (FERC) on July 31, 1998 that requested approval of the sale of the aforementioned generating assets to Southern Energy. This filing was approved by the DTE on October 30, 1998 and by the FERC on November 12, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Businesses Acquired

        Not applicable.

    (b) Pro Forma Financial Information

            The following unaudited pro forma consolidated condensed financial statements are filed with this report:

            Pro Forma Consolidated Condensed Balance Sheet of Commonwealth Energy System at September 30, 1998

            Pro Forma Consolidated Condensed Statements of Income of Commonwealth Energy System:
                Year Ended December 31, 1997
                Nine Months Ended September 30, 1998

            The Pro Forma Consolidated Condensed Balance Sheet of Commonwealth Energy System (the System) at September 30, 1998 reflects the financial position of the System after giving effect to the disposition of the assets discussed in Item 2 and assumes the disposition took place on September 30, 1998. The Pro Forma Consolidated Condensed Statements of Income for the fiscal year ended
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                          COMMONWEALTH ENERGY SYSTEM

        December 31, 1997 and the nine months ended September 30, 1998 assume that the disposition occurred on January 1, 1997 and are based on the operations of the System for the year ended December 31, 1997 and the nine months ended September 30, 1998.

            The unaudited pro forma consolidated condensed financial statements have been prepared by the System based upon assumptions deemed reasonable by it. The unaudited pro forma consolidated condensed financial statements presented herein are shown for illustrative purposes only and are not indicative of the future financial position or future results of operations of the System, or the financial position or results of operations of the System that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In particular, while the disposition of the assets portrayed herein will impact the System's results of operations, such disposition is only one component of the restructuring that the System is undergoing at this time pursuant to the Act. In addition, it should be noted that the System's future financial statements will reflect the disposition only from December 30, 1998, the closing date. Additional information regarding the Act and the System's divestiture filing is included in the System's 1997 Annual Report on Form 10-K and 1998 Quarterly Reports on Form 10-Q.

            The unaudited pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements and related notes of the System.

    (c) Exhibits

        Exhibit 2. Plan of acquisition, reorganization, arrangement, liquidation, or succession.

           Filed herewith as Exhibit 4:

           2.3 Asset Sale Agreement by and between Commonwealth Electric Company and Southern Energy New England, L.L.C., dated as of May 15, 1998.

           (Exhibit 4, as filed herein, does not contain supplemental Exhibits that are a part of the Agreement. However, the registrant agrees to furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.)

           Incorporated herein by reference:

           2.4 Asset Sale Agreement by and between Cambridge Electric Light Company and Southern Energy New England, L.L.C., dated as of May 15, 1998 (Exhibit 4 to Cambridge Electric Light Company's Form 8-K (for event dated December 30,
                    1998), File No. 2-7909).

           2.5 Asset Sale Agreement by and between Canal Electric Company and Southern Energy New England, L.L.C., dated as of May 15, 1998 (Exhibit 4 to Canal Electric Company's Form 8-K (for event dated December 30, 1998),
                    File No. 2-30057).
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                          COMMONWEALTH ENERGY SYSTEM

        Exhibit 99. Additional exhibits.

           Filed herewith as Exhibit 1:

           99.1 Pro Forma Consolidated Condensed Balance Sheet of Commonwealth Energy System at September 30, 1998

           Filed herewith as Exhibit 2:

           99.2 Pro Forma Consolidated Condensed Statements of Income of Commonwealth Energy System for the Year Ended December 31, 1997 and Nine Months Ended September 30, 1998

           Filed herewith as Exhibit 3:

           99.3     Notes to Unaudited Pro Forma Condensed Financial
                    Statements
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                          COMMONWEALTH ENERGY SYSTEM

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            COMMONWEALTH ENERGY SYSTEM
                                                  (Registrant)





                                            JAMES D. RAPPOLI
                                            James D. Rappoli,
                                            Financial Vice President
                                              and Treasurer




Date:  January 14, 1999